Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony J. Branca, Chief Financial Officer of ICON Capital Corp., the General Partner of the Registrant, in connection with the Quarterly Report of ICON Income Fund Eight A L.P.  (the “LP”) on Form 10-Q for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the LP.

Date: November 12, 2008

/s/ Anthony J. Branca
Anthony J. Branca
Chief Financial Officer ICON Capital Corp. General Partner of ICON Income Fund Eight A L.P.